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                                                                   EXHIBIT 10.16

                             FIRST AMENDMENT TO THE
                      ADVERTISING AND PROMOTION AGREEMENT

     This First Amendment to the Advertising and Promotion Agreement (the "First
                                                                           -----
Amendment") is entered into as of October 18, 2000 (the "First Amendment
---------                                                ---------------
Effective Date") between Yahoo! Inc., a Delaware corporation ("Yahoo") and
--------------                                                 -----
iPrint.com, Inc., a Delaware corporation ("iPrint") and amends the Advertising and Promotion Agreement entered into on April 6, 2000 (the "Agreement"). Unless otherwise expressly defined herein, all capitalized terms used herein shall have the meanings set forth in the Agreement.

    In consideration of the mutual promises contained in this Agreement, Yahoo and iPrint hereby amend the Agreement as follows:

1. In Section 1 of the Agreement, the definition of "Term" shall be replaced in its entirety with the following definition:

    "Term" means the period beginning on the Effective Date and continuing until ****.

2. Section 8.1 of the Agreement shall be replaced in its entirety with the following:

    8.1 Starting on the Launch Date and during the Term, Yahoo will deliver **** over the Term a **** Page Views of the iPrint Free Business Card Module and Yahoo Printing Center Link ("Total Program Page Views"). During the Term of the Agreement, Yahoo shall use **** to deliver such Page Views as follows:

         a. **** Page Views of the iPrint Free Business Card Module on the Yahoo Mail Registration Confirmation Page.

         b. **** Page Views of Yahoo Printing Center Link in the Yahoo Printing Center Pages.

    Notwithstanding the foregoing and subject to Section 8.2, Yahoo shall not be in breach of this Agreement for its failure to distribute the Page Views exactly as set forth in Section 8.1(a) and 8.1(b) above, so long as (i)****, and (ii) Yahoo's delivers **** set forth in Section 8.1(a) (e.g. Yahoo is not in breach if it delivers **** Page Views of the iPrint Free Business Card Module and **** Page Views of the Yahoo Printing Center Link). The parties acknowledge that Yahoo does not guarantee any specific number of Page Views for the iPrint Brand Reference, iPrint Printing Center Links, and iPrint Content, and any Page Views achieved from such items shall not apply towards Total Program Page Views set forth above.

3. Section 9.1 of the Agreement shall be replaced in its entirety with the following:

    9.1 iPrint will pay Yahoo a non-refundable, non-creditable fee of **** (the "Fee") payable in accordance with the schedule set forth below. **** of the first


/****/ Confidential Treatment Requested. The confidential portions have been filed separately with the Securities and Exchange Commission.
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payment is designated as a non-refundable and non-creditable set up fee for design, setup and development of the iPrint Links and iPrint Emails.



     Payment    Date
     -------    ----

     $****      ****

     $****      ****

     $****      ****

     $****      ****

     $****      ****

4. Except as expressly amended as set forth herein, the Agreement shall remain in full force and effect in accordance with its terms.

    This First Amendment has been executed by the duly authorized representatives of the parties, effective as of the First Amendment Effective Date. This First Amendment may be executed in two counterparts, both of which taken together shall constitute a single instrument. Execution and delivery of this First Amendment may be evidenced by facsimile transmission.


YAHOO INC                            IPRINT.COM, INC.

By:  /s/  Jeffrey Mallet             By:  /s/ James P. McCormick

Name:  Jeffrey Mallet                Name: James P. McCormick

Title: President and Chief           Title:  Chief Operating Officer
       Operating Officer                     and Chief Financial Officer


/****/ Confidential Treatment Requested. The confidential portions have been filed separately with the Securities and Exchange Commission.